FORWARD FUNDS

Sierra Club Stock Fund

(the “Fund”)

Supplement dated December 21, 2005

(to the Forward Funds Class A Shares Prospectus and

Statement of Additional Information (“SAI”) dated July 1, 2005)

The following information applies to the Sierra Club Stock Fund only:

Change of Sub-Advisor

Effective January 1, 2006, Forward Management, LLC, the current investment advisor to the Funds, will take over management of the portion of the Sierra Club Stock Fund that Harris Bretall Sullivan & Smith L.L.C. (“Harris Bretall”) currently manages. As of January 1, 2006, all references in the Prospectus and SAI to Harris Bretall are eliminated and references to the Sub-Advisors of the Sierra Club Stock Fund will generally include Forward Management, LLC in place of Harris Bretall.

Principal Investment Strategy

Effective January 1, 2006, the following language regarding the principal investment strategy of the Fund will replace the second and third paragraphs under the heading “Principal Investment Strategy – Investing in Stocks of Domestic and Foreign Companies” on page 16 of the Prospectus:

A multi-style, multi-manager approach is used to manage the Fund. Two different managers, Forward Management, LLC (“Forward Management”) and New York Life Investment Management LLC (“NYLIM”), use distinct investment styles as co-managers of the Fund.

Forward Management employs an index-like approach to developing the Fund portfolio. Environmentally qualified companies, identified in cooperation between Forward Management and the Sierra Club, are ranked by market capitalization and the largest 100 that also meet Forward Management’s financial criteria are approved for purchase. Forward Management intends to invest its portion of the Fund’s assets in an equally weighted portfolio of these top 100 stocks. Forward Management intends to construct the portfolio using the following process: First, potential investments will be passed through the process used to identify securities for the Sierra Club Funds’ portfolios. (See “Summary of Environmental and Social Guidelines” and “Application of Environmental and Social Guidelines” in this Prospectus.) Second, Forward Management will evaluate and screen those stocks from a financial perspective using fundamental as well as market criteria in an effort to include only stocks of companies Forward Management believes are consistent with the Fund’s investment objective and are financially viable. Finally, Forward Management will identify the top 100 of the remaining stocks, on a market capitalization basis, for inclusion in the portfolio. Forward Management intends to invest its portion of the Fund’s assets in these 100 stocks in equal dollar amounts. However, due to market activity, this objective cannot be met on a daily basis. Forward Management will reconstruct and rebalance the portfolio, using the process described above, each quarter. In addition, Forward Management may eliminate positions in the portfolio at any time if, in Forward Management’s judgment, the position is no longer consistent with the investment objective of the Fund or no longer meets the environmental and social criteria of the Sierra Club.

Investment Advisor

Effective January 1, 2006, the following language regarding the Investment Advisor will replace the second through fourth paragraphs under the heading “Investment Advisor” on page 37-38 of the Prospectus:

Forward Management has the authority to manage the Forward Funds, in accordance with the investment objectives, policies and restrictions of the Funds subject to the general supervision of the Trust’s Board of

Trustees, but has delegated this authority to the sub-advisors for all of the Funds with the exception of a portion of the portfolio of the Sierra Club Stock Fund, for which Forward Management has retained this authority. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Forward Funds since September 1998. On December 23, 2003, Forward Management became the investment advisor of the Forward International Small Companies Fund. Prior to this date, Pictet International Management Limited served as the Forward International Small Companies Fund’s investment advisor.

Each Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Paid to Advisor by Fund*
Forward Hoover Small Cap Equity Fund	1.05%
Forward International Small Companies Fund	1.00%
Sierra Club Stock Fund	0.85%
Forward Legato Fund	1.00% up to $500 million
0.85% over $500 million

*	Actual advisory fees paid for the fiscal year ended December 31, 2004 may have been less than this figure due to the effect of expense waivers. See “Investment Advisory and Other Services” in the Statement of Additional Information.

The Funds pay these advisory fees to Forward Management, which in turn pays the sub-advisors a sub-advisory fee. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, the portion of the Sierra Club Stock Fund that it directly manages. Daily investment decisions are made by Forward Management for a portion of the portfolio of the Sierra Club Stock Fund and by the sub-advisors for the balance of the portfolio of the Sierra Club Stock Fund and for each other Fund. The investment experience of Forward Management is described directly below, and the investment experience of the sub-advisors is described below under the heading “The Sub-Advisors”.

Forward Management’s address is 433 California Street, 11th Floor, San Francisco, CA 94104. Forward Management has served as investment advisor for the Forward family of mutual funds since 1998. As of September 30, 2005, Forward Management had approximately $1,175,000,000 in assets under management.

The Investment Team of Forward Management, which makes investment decisions for the portion of the Sierra Club Stock Fund portfolio that Forward Management directly manages, consists of Jeremy Deems and Garvin Jabusch. Messrs. Deems and Jabusch are jointly and principally responsible for management of the portfolio. Mr. Deems is the Chief Financial Officer of Forward Management and Treasurer of the Forward Funds. He has held this position since 2004. Mr. Deems joined Forward Management in 1998 and served as its Controller from 2002-2004. His investment experience includes positions at Dean Witter in the Investment Consulting Services Group. Mr. Deems is a CPA and holds an MBA in Finance. Mr. Jabusch has been the Director of Forward Sustainable Investments for Forward Management since 2002. In that capacity he directs environmental and social research for the Sierra Club Funds. Mr. Jabusch served as Vice President, Strategic Services at Morgan Stanley from 1996-2002. Mr. Jabusch holds an MBA in International Management and Finance and has been in the investment industry since 1994.

The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

Effective January 1, 2006, the following language replaces the first paragraph under the heading “The Sub-Advisors” on page 38 of the Prospectus:

The Sub-Advisors and Forward Management make decisions with respect to, and place orders for, all purchases and sales of each respective Fund’s securities in accordance with the investment objectives, policies and restrictions of the Funds. Forward Management makes these decisions subject to the general supervision of the Trust’s Board of Trustees and the Sub-Advisors make these decisions subject to the general supervision of the Trust’s Board of Trustees and Forward Management.

Effective January 1, 2006, the second and third paragraphs under the sub-heading “Sierra Club Stock Fund” on pages 40-41 of the Prospectus are deleted and the following replaces the first paragraph under the sub-heading “Sierra Club Stock Fund” on page 40 of the Prospectus:

Investments in the Fund are allocated equally between the Advisor and a Sub-Advisor, each of which employs its own investment approach and independently manages its portion of the Funds. The Advisor and Sub-Advisor manage roughly equal portions of the Sierra Club Stock Fund’s assets. A team of professional portfolio managers employed by each of the Advisor and Sub-Advisor makes investment decisions for the Fund.

For more information on Forward Management and the portfolio managers of the portion of the Sierra Club Stock Fund that is managed by Forward Management, see above under the heading “Investment Advisor.”

Investment Advisor Disclosure

Effective January 1, 2006, the following information replaces the information found in the fourth paragraph under the heading “Investment Advisory And Other Services” on page 10 of the SAI:

Forward Management has the authority to manage the Forward Funds, in accordance with the investment objectives, policies and restrictions of the Funds subject to the general supervision of the Trust’s Board of Trustees, but has delegated this authority to the sub-advisors for all of the Funds with the exception of a portion of the portfolio of the Sierra Club Stock Fund, for which Forward Management has retained this authority. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed each Fund, other than the Forward International Small Companies Fund, since inception. On December 23, 2003, Forward Management replaced Pictet International Management Limited (“Pictet”) as Investment Advisor to the Forward International Small Companies Fund. The twelve portfolios of the Trust are Forward Management’s principal investment advisory clients. Daily investment decisions are made by Forward Management for a portion of the portfolio of the Sierra Club Stock Fund and by the sub-advisors for the balance of the portfolio of the Sierra Club Stock Fund and for each other Fund. The investment experience of Forward Management and the sub-advisors is described below. (Forward Management is referred to herein as “Investment Advisor” or “Advisor” and the sub-advisors are referred to herein as “Sub-Advisors”).

Effective January 1, 2006, the following information replaces the information found in the seventh paragraph under the heading “Investment Advisory And Other Services” on page 11 of the SAI:

The Sierra Club Stock Fund. Forward Management manages a portion of the Sierra Club Stock Fund’s portfolio. Forward Management’s address is 433 California Street, 11th Floor, San Francisco, CA 94104. Forward Management has served as investment advisor for the Forward family of mutual funds since 1998. As of September 30, 2005, Forward Management had approximately $1,175,000,000 in assets under management.

Effective January 1, 2006, the following information replaces the information found in the ninth paragraph under the heading “Investment Advisory And Other Services” on page 11 of the SAI:

Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund and its Sub-Advisor was Garzarelli Investment Management, LLC. From December 16, 2002 to January 1, 2003, the

Sierra Club Stock Fund was known as the Forward U.S. Equity Fund and its Sub-Advisor was Affinity Investment Advisors, LLC. From January 1, 2003 to December 31, 2005, the portion of the portfolio of the Sierra Club Stock Fund that is now managed by Forward Management was managed by Harris Bretall Sullivan & Smith, L.L.C. In addition, prior to March 2000, the Fund was known as the U.S. Equity Fund and its Sub-Advisor was Barclay’s Global Fund Advisors.

Effective January 1, 2006, the following replaces footnote (2) to the chart regarding fees received by Sub-Advisors pursuant to their Sub-Advisory Agreements with Forward Management on page 14 of the SAI:

(2)	In the case of the Sierra Club Stock Fund and Forward Legato Fund, the fee each Sub-Advisor receives from Forward Management is based on the average daily net assets of the Fund allocated to each Sub-Advisor. Forward Management does not pay a sub-advisory fee with respect to the portion of the Sierra Club Stock Fund for which it provides portfolio management services.

Portfolio Managers

Effective January 1, 2006, the following information replaces the information found under the heading “Harris Bretall” on pages 16-17 of the SAI:

Forward Management

Forward Management uses a team approach to managing its portion of the Sierra Club Stock Fund’s portfolio. The investment team consists of Jeremy Deems and Garvin Jabusch. Messrs. Deems and Jabusch are jointly and principally responsible for management of the portfolio. Messrs. Deems and Jabusch are not primarily responsible for the day to day management of the portfolio of any other account. Each portfolio manager has personal securities accounts with respect to which they make investment decisions, which are subject to trading limitations and reporting obligations under Forward Management’s Code of Ethics.

The need to allocate investment opportunities is not expected to occur, as Forward Management does not provide portfolio management services to any accounts other than the Sierra Club Stock Fund.

Mr. Jabusch’s compensation consists of a fixed salary and yearly bonus that is not based directly on the performance of the Fund or Forward Management. Mr. Deems’ compensation consists of a fixed salary and long-term and short-term management incentive programs that are based, in part, on the profitability of Forward Management. To the extent the success of the Fund affects the profitability of Forward Management, it indirectly affects Mr. Deems’ compensation.

Effective January 1, 2006, the following information is added under the chart headed “Information as of December 31, 2004” on page 23 of the SAI:

Information as of November 30, 2005

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Jeremy Deems	Sierra Club Stock Fund	A	B
Garvin Jabusch	Sierra Club Stock Fund	A	A

*	Key to Dollar Ranges

A.	None
B.	$1 - $10,000

C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

Effective January 1, 2006, the following replaces the first paragraph under the heading “Allocation of Investment Opportunities” on page 23 of the SAI:

Because, with the exception of the portfolio managers at Forward Management, the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, each Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among the Sub-Advisor’s various client accounts. Where a Sub-Advisor seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Investment Policies

Effective January 1, 2006, the following replaces the eleven paragraphs describing the investment policies of the Sierra Club Stock Fund under the heading “Investment Policies” on pages 34-35 of the SAI:

Sierra Club Stock Fund. The Sierra Club Stock Fund seeks its investment objective by investing at least 80% of its assets in stocks of domestic and foreign companies that meet environmental and social criteria. There is no guarantee that the Fund will achieve its objective.

The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. As a general matter these principles and standards exclude companies that exhibit negative attitudes and practices with respect to the environment and certain social issues.

A four-step process is used to identify securities for the Sierra Club Funds portfolios. First, Forward Management and the sub-advisors in their role as portfolio managers identify securities that they believe will help meet the Funds’ investment objectives. The companies issuing these securities, their corporate parents and their subsidiaries are then subject to a review by Forward Management. The review is based on more than 20 environmental and social guidelines that were developed by the Sierra Club to ensure the companies’ practices, products or services do not create meaningful conflicts with the Club’s core values. The companies that meet the guidelines are passed on to a committee of Sierra Club members for their final review and approval or rejection. If the Sierra Club approves a company, the company’s securities are included in the potential investment universe for the Sierra Club Funds. At that or another time, Forward Management and the sub-advisors can purchase those securities for inclusion in the Sierra Club Funds.

The Fund uses a “multi-manager” strategy. Forward Management manages a portion of the Fund’s assets and allocates a portion of the Fund’s assets to a sub-advisor, which then independently manages that portion of the assets under the general supervision of Forward Management. Forward Management uses rigorous criteria to select a sub-advisor with a proven track record to manage a portion of the Fund’s assets. In choosing the sub-advisor and its allocation, Forward Management considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the sub-advisor’s performance in various market conditions.

In addition to selecting the sub-advisor, allocating the Fund’s assets and directly managing a portion of those assets, Forward Management is responsible for monitoring and coordinating the overall management of the Fund. Forward Management reviews the Fund’s portfolio holdings, evaluates the on-going performance of the sub-advisor, and monitors concentration in a particular security or industry.

The Fund uses the following principal investment styles intended to complement each other:

Forward Management employs an index-like approach to developing the Fund portfolio. Environmentally qualified companies, identified in cooperation between Forward Management and the Sierra Club, are ranked by market capitalization and the largest 100 that also meet Forward Management’s financial criteria are approved for purchase. Forward Management intends to invest its portion of the Fund’s assets in an equally weighted portfolio of these top 100 stocks. Forward Management intends to construct the portfolio using the following process: First, potential investments will be passed through the process used to identify securities for the Sierra Club Funds’ portfolios. (See “Summary of Environmental and Social Guidelines” and “Application of Environmental and Social Guidelines” in this Prospectus.) Second, Forward Management will evaluate and screen those stocks from a financial perspective using fundamental as well as market criteria in an effort to include only stocks of companies Forward Management believes are consistent with the Fund’s investment objective and are financially viable. Finally, Forward Management will identify the top 100 of the remaining stocks, on a market capitalization basis, for inclusion in the portfolio. Forward Management intends to invest its portion of the Fund’s assets in these 100 stocks in equal dollar amounts. However, due to market activity, this objective cannot be met on a daily basis. Forward Management will reconstruct and rebalance the portfolio, using the process described above, each quarter. In addition, Forward Management may eliminate positions in the portfolio at any time if, in Forward Management’s judgment, the position is no longer consistent with the investment objective of the Fund or no longer meets the environmental and social criteria of the Sierra Club.

The current sub-advisor for the other portion of the Fund’s assets, New York Life Investment Management LLC (“NYLIM”), employs an “active management” investment approach in managing its portion of the portfolio. NYLIM generally uses a “value style” of investing, which emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow. The process is bottom-up, with a focus on the inefficient and under-followed areas of the stock market. Stock selection reflects the belief that changes in the financial, organizational, or operational management of a company create significant opportunities for investment outperformance over time.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments including certain money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral. From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.